                                                                    Exhibit 10.4

                              ANNEX LOAN AGREEMENT

This ANNEX LOAN AGREEMENT is part of the Employment Agreement which is dated, June 3, 2001, as amended May 3, 2003, by and between SAIFUN SEMICONDUCTORS LTD. a corporation incorporated under the laws of the State of Israel. (the "EMPLOYER") AND KOBI ROZENGARTEN ("THE EMPLOYEE").

WHEREAS: the Employee desires to borrow an amount of up to $300,000 from the Employer subject to the terms and conditions of this ANNEX LOAN AGREEMENT; and

WHEREAS: the Employee intends to continue his employment with the Employer for the next five years

WHEREAS the Employer is willing to lend such sum to the Employee, subject to the terms and conditions of this Loan Agreement;

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

      1 . LOAN. On the basis of the representations and covenants made by the Employee herein, the Employer shall lend to the Employee $300,000 (the "Loan Amount").

      2 . INTEREST. The Loan Amount shall bear interest at the rate of 4% plus VAT (ma-am) as defined by law, until the Loan Amount is fully repaid.

      3 . DISBURSEMENT. The Loan Amount shall be disbursed by the Employer to
      the Employee on     , 2001 (the "EFFECTIVE DATE") in one installment, by
      check or wire transfer to the Employee's bank account.

      4 . IRREVOCABLE LETTER OF INSTRUCTIONS. Concurrently with execution of this ANNEX LOAN AGREEMENT, the Employee shall execute an Irrevocable Letter of Instructions ("LETTER OF INSTRUCTIONS") to the Trustee (as such term is defined in the Employer's Option Plans and as shall be determined by the Employer) in the form attached hereto as EXHIBIT A, which constitute an integral part of this ANNEX LOAN AGREEMENT.

      5 . REPAYMENT. The Loan Amount, together with accrued interest differentials and VAT will immediately become due and payable upon the occurrence of any of the following:

5.1. Termination of the Employment Agreement executed between the parties, by either of the parties for any reason.

5.2.        Five years after the Effective Date.

5.3. Upon the sale or release from the trust of the options and/or shares, as applicable ("OPTIONS", "SHARES", respectively) granted to the Employee by the Employer according to an Option Agreement signed between the parties, the Employer's Option Plans and the provisions of section 102 of the Israeli Tax Ordinance.
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      6. MISCELLANEOUS

6.1. This ANNEX LOAN AGREEMENT may not be amended, supplemented, discharged, terminated or altered, except in writing signed by the parties hereto.

6.2. This ANNEX LOAN AGREEMENT does not constitute an expressed or implied promise of continued Employer -Employee relations.

6.3. This ANNEX LOAN AGREEMENT, together with its Exhibits, constitute the full and entire understandings and agreements between the parties with regard to the subject-matter hereof and supersedes all prior agreements between the parties hereof with regard to such subject-matter.

6.4. The Employee shall have sole responsibility to pay any tax which may be or become due as a result of this agreement.

6.5. The Employer shall be entitled to transfer and assign all of its rights and obligations under this ANNEX LOAN AGREEMENT to any party. The Employee may not assign any of its rights or obligations to any party absent prior written consent of the Employer.

6.6. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this ANNEX LOAN AGREEMENT, shall be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this ANNEX LOAN AGREEMENT, or any waiver on the part of any party of any provisions or conditions of this ANNEX LOAN AGREEMENT, must be in writing and shall be effective only to the extent specifically set forth in such writing.

6.7. All remedies, either under this ANNEX LOAN AGREEMENT or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

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6.8.        Any notice required or permitted hereunder shall be in writing and shall be sent by registered mail or confirmed facsimile to the parties hereto at the respective addresses set forth above, as may be changed by each of the parties in a written notice from time to time.

      IN WITNESS WHEREOF, THE PARTIES HAVE SIGNED THIS AGREEMENT AS OF THE DATE FIRST HEREIN ABOVE SET FORTH.

      EMPLOYER:
      SAIFUN SEMICONDUCTORS LTD.                 EMPLOYEE:


      BY:   /S/ IGAL SHANY                           BY: /S/ KOBI ROZENGARTEN
            --------------------                         --------------------
      TITLE:
            --------------------
      DATE:        5/6/01                            DATE:        3/6/01
            --------------------                           --------------------



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
EXHIBIT A

                      AN IRREVOCABLE LETTER OF INSTRUCTIONS

TO: Eitan, Pearl, Latzer & Cohen-Zedek Trustee for Employees Benefit Programs/ Doron Latzer, Adv. (the "TRUSTEE")

I, the undersigned, Kobi Rozengarten (employee's name), I.D. No. 54375589, (the "EMPLOYEE"), hereby confirm that I was granted options (the "OPTIONS") convertible into ordinary shares nominal value NIS 0.01 per share (the "SHARES") of Saifun Semiconductors Ltd. (the "COMPANY"), according to share option agreement signed between me and the Company (the "OPTION AGREEMENT") and subject to the 1997 Employee Share Option Plan and the 2001 Share Option Plan (collectively, the "PLANS") and the applicable laws. The Options and/or Shares are held in trust by you according to a trust agreement (the "TRUST AGREEMENT") signed between you and the Company, the Plans and the applicable laws, including without limitation the provisions of section 102 of the Israeli Tax Ordinance and the rules promulgated thereunder ("SECTION 102").

On the Effective Date, as such term is defined in the loan agreement signed between me and the Company (the "LOAN AGREEMENT") I received a loan from the Company (the "LOAN"), all under the terms and conditions of the Loan Agreement.

By executing this irrevocable letter of instructions ("LETTER OF INSTRUCTIONS"), I irrevocably instruct you as follows:

      1. REPAYMENT OF THE LOAN

1.1 Sale of the Shares

(one) Upon my instruction to you to sell the Shares subject to the provisions of Section 102, any applicable law and the provisions of the Option Agreement and the Plans, you shall apply to the Company in order to receive its written acknowledgement for such sale of Shares (the "COMPANY'S ACKNOWLEDGEMENT OF SALE FORM") in the form attached hereto as Exhibit 1. The Company shall, by its signature on the Company's Acknowledgement of Sale Form, confirm to you to execute the sale and it shall state on such form the Loan Amount (as such term is defined under section 1 of the Loan Agreement) together with accrued interest that is due to it by me (the "DEBT"). You shall have no obligation to verify the amount stated by the Company as the Debt and you shall act only according to the Company's acknowledgement given on such form.

(two) Upon receiving the sale consideration you shall deduct from the sale consideration the amount due by me for the payment of my tax liability, according to the provisions of Section 102 and any applicable laws or you shall act according to the Company's instructions with respect to the payment of my tax liability.

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(three)     From the remaining balance (after deduction of the tax in accordance with the above paragraph) you shall deduct the Debt stated on the Company's Acknowledgement of Sale Form or you shall deduct the maximum available amount for deduction out of the balance and you shall deliver it to the Company according to the details it will provide on such form. The balance (if any) shall be delivered to me according to my instructions.

(four) For avoidance of any doubt, it is hereby expressly stated that you shall not be required to execute any sale instruction given by me until you shall receive the Company's Acknowledgement of Sale Form duly completed and signed by the Company.

(five) In the event that the Company shall refuse to sign the Company's Acknowledgement of Sale Form you shall notify me of the refusal thereof.

      1.2 Release of Shares

(one) In the event I would like to release the Shares from the trust, in whole or in part, without selling such Shares, and to have the Shares transferred into my own name, subject to the provisions of Section 102, any applicable law and the provisions of the Option Agreement and the Plans, I shall transfer to you together with my release instruction: (i) an amount sufficient for the payment of the tax due by me in connection with the release of the Shares thereof according to the provisions of Section 102 or any applicable laws or the assessing officer approval regarding the payment of such tax; and (ii) an amount sufficient for the payment of my Debt to the Company.

(two) Upon receipt of my instruction together with the required amounts and/or confirmation, you shall apply to the Company in order to receive its written acknowledgement for such release of Shares (the "COMPANY'S ACKNOWLEDGEMENT OF RELEASE FORM") in the form attached hereto as Exhibit 2. The Company shall, by its signature on the Company's Acknowledgement of Release Form, confirm to you the following: (i) the release of the Shares from the trust; and (ii) that the amount delivered by me is sufficient for the repayment of my Debt to the Company. You shall have no obligation to verify the amount stated by the Company as the Debt and you shall act only according to the Company's acknowledgement given on such form.

(three)     Upon receipt of a duly completed and signed Company's
Acknowledgement of Release Form you shall release the Shares from the trust and transfer it directly to me, according to the details provided by me.

(four) For avoidance of any doubt, it is hereby expressly stated that you shall not be required to execute any release instruction given by me until you shall receive the Company's Acknowledgement of Release Form duly completed and signed by the Company.

(five) In the event that the Company shall refuse to sign the Company's Acknowledgement of Release Form you shall notify me of the refusal thereof.


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      1.3 Completion of Five years from the Grant Date of the Loan

(One) Upon the completion of five (5) years from the Effective Date (as such term is defined in the Loan Agreement), the Company shall be entitled to instruct you from time to time to sell the Shares held in trust on my behalf, in part or in whole, and repay my Debt out of the sale consideration, subject to the lock-up period provisions of Section 102 ("LOCK-UP PERIOD") and payment of the tax due by me in connection with such sale.

(Two) In the event that the Shares are still subject to the Lock-Up Period upon the completion of five (5) years from the Effective Date, you shall act according to the Company's instructions as shall be delivered to you from time to time thereafter.

(Three)     I hereby expressly acknowledge and confirm that you may sale the
Shares according to the Company's instructions, without having to obtain my prior consent.

(Four) I further acknowledge and confirm that you shall be under no obligation to examine the completion of 5 years from the Effective Date and that you shall act in this matter only according to the Company's instructions.

(Five) For avoidance of any doubt, I hereby expressly acknowledge and confirm that you shall not be liable for any action taken in full compliance with the Company's instructions, as specified in paragraph 1.3(a) hereunder.

      1.4 Termination of Employment

(One) In the event the employment agreement signed between the Company and myself shall terminate for any reason, the Company shall be entitled to instruct you from time to time to sell the Shares held in trust on my behalf, in whole or in part, and repay my Debt out of the sale consideration, subject to the lock-up period provisions of Section 102 and payment of the tax due by me in connection with such sale.

(Two) In the event that the Shares are still subject to the Lock-Up Period upon the termination of my employment, you shall act according to the Company's instructions as shall be delivered to you from time to time thereafter.

(Three)     I hereby expressly acknowledge and confirm that you may sale the
Shares according to the Company's instructions, without having to obtain my prior consent.

(Four) I further acknowledge and confirm that you shall be under no obligation to examine my rights as a result of termination of my employment and that you shall act in this matter only according to the Company's instructions.

(Five) For avoidance of any doubt, I hereby expressly acknowledge and confirm that you shall not be liable for any action taken in full compliance with the Company's instructions, as specified in paragraph 1.4(a) hereunder including without limitation, you shall.

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
      2. CHANGES IN CAPITALIZATION, MERGER AND ADDITIONAL GRANT OF OPTIONS AND/OR SHARES

2.1 In the event of a share split, reverse share split, share dividend, recapitalization, combination or reclassification of the Shares, rights issues or any other increase or decrease in the number of shares held by the Trustee on my behalf, the provisions of this Letter of Instructions shall apply, mutatis mutandis, on such shares and you shall be required to act accordingly.

2.2 In the event of consolidation, reorganization, merger of the Company with or into another corporation whereby the Company is not the surviving entity, or the sale of all or substantially all of the assets or shares of the Company, whereby my Options and/or Shares shall be assumed or substituted with appropriate number of Options and/or Shares of the surviving entity, the provisions of this Letter of Instructions shall apply, mutatis mutandis, on such assumed or substituted Options and/or Shares and you shall be required to act accordingly.

2.3 In the event the Company shall grant me additional Options and/or Shares, then the provisions of this Letter of Instructions shall apply, mutatis mutandis, on such additional Options and/or Shares and you shall be required to act accordingly.

3.    EMPLOYEE'S REPRESENTATIONS

      The Employee hereby represents, confirms and undertakes as follows:

3.1 The Trustee shall not be obligated to take any action of whatever kind with the Options and/or the Shares and/or in connection thereto unless the Trustee is expressly required to do so and subject to the provisions of this Letter of Instructions.

3.2 The Trustee shall not be obligated to take any action which is not within the services to be performed by the Trustee under this Letter of Instructions and which imposes financial liability on the Trustee, unless the Trustee is guaranteed to its full satisfaction a cover in respect of such financial liability.

3.3 The Trustee shall not be responsible for any act and/or omission arising from information, guidance or instruction which it was given by the Company and/or at the Company's express approvals in the event that it acted or omitted to act in reliance on such information, guidance or instruction.

3.4 The Employee shall indemnify the Trustee in respect of any damage, expense or loss of any kind that the Trustee may incur as a result of or in consequence of performance of its duties as a reasonable trustee under this Letter of Instructions (including reasonable lawyers' fees and other experts' fees).

4.    INTERPRETATION

Any interpretation of this Letter of Instructions shall be made in accordance with the Loan Agreement and the Option Agreement, but in the event there is any conflict between this Letter of Instructions and the Option Agreement, the provisions of this Letter of Instructions shall prevail. However, in the event of a conflict between the provisions of this Letter of Instructions and the applicable laws including Section 102, then the latter shall prevail.

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5.    SUCCESSOR AND ASSIGNS

The Trustee may assign any of its rights under this Letter of Instructions to another trustee to be determined by the company and in accordance with the Company's instructions at such time, and this Letter of Instructions shall inure to the benefit of the successors and assigns of the Trustee.

EMPLOYEE

/s/ Kobi Rozengarten
------------------------
Signature

Kobi Rozengarten
------------------------
Print Name

June 3, 2001
------------------------
Date

79 Ester Rabin St. Haifa
------------------------
Address

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
EXHIBIT 1

                   SAIFUN SEMICONDUCTORS LTD. (the "COMPANY")

                        COMPANY'S ACKNOWLEDGEMENT OF SALE

TO:    Saifun Semiconductors Ltd.
ATTN:  Igal Shany
BY FAX : ____________________

                   MR./MRS. _______________ (the "EMPLOYEE")

      We were instructed by the Employee to sell an amount of __________ Ordinary Shares of the Company, each having a nominal value of NIS 0.01 (the "SHARES"), which are held in trust by us, in accordance with the provisions of Section 102 of the Israeli Tax Ordinance, the Trust Agreement signed between the Company and us and the Irrevocable Letter of Instructions given to us by the Employee (the "LETTER OF INSTRUCTIONS").

      Please confirm the Employee's entitlement to sell the above mentioned amount of Shares and please provide us with details regarding the Employee's debt to the Company (the "DEBT") with respect to the loan given to the Employee by the Company.

                                                   -----------------------------
                                                          [SIGNATURE]

--------------------------------------------------------------------------------
                            COMPANY'S ACKNOWLEDGEMENT

TO: Eitan, Pearl, Latzer & Cohen-Zedek Trustee for Employees Benefit Programs/ Doron Latzer, Adv. (the "TRUSTEE")
ATTN:  Hila Laufer, Adv.
BY FAX: 09-9709001

We hereby confirm to you as follows:

1)    The Employee is entitled to sell the above mentioned amount of Shares.

2) The Employee's Debt to the Company (the loan amount/remaining loan amount together with VAT and accrued interest) is in the sum of NIS__________ .

We hereby request you to deduct from the remaining sale consideration (after deduction of the tax due by the Employee in connection with the above sale) the Debt or the maximum available amount for repayment of the Loan (as defined in the Letter of Instructions).

Please deliver such amount to us, according to the following details:

----------------------------------------------


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----------------------------------------------

--------------------------           --------------------                ------
SAIFUN SEMICONDUCTORS LTD.           PRINT NAME AND TITLE                DATE



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
To:

Saifun Semiconductors Ltd.
Sapir Industrial Area
Netanya 42505
Israel

                        Re:   Loan Agreement

Reference is hereby made to the Loan Agreement entered between the undersigned and Saifun Semiconductors Ltd. (the "Company") on ____________ (the "Agreement")

I hereby give my irrevocable consent that immediately prior to any of the events detailed below, the Company shall have the right to terminate the Agreement and to demand the immediate repayment of the loan granted to me under the Agreement and any interest accrued thereon: (i) the Company's IPO; (ii) merger & acquisition of the Company or a sale of substantially all of the Company's assets; or (iii) any similar transaction.

/s/ Kobi Rozengarten
--------------------
Kobi Rozengarten

Date: 3/5/2003
--------------------


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